DELAWARE VIP® TRUST

Delaware VIP Small Cap Value Series (the “Series”)

Supplement to the Series’ Standard and Service Class Statutory Prospectuses
dated April 30, 2021

Effective immediately, the following replaces the information in the section entitled “Series summary —Who manages the Series? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Kelley M. Carabasi, CFA	Co-Chief Investment Officer – US Small-Mid Cap Value Equity	July 2012
Kent P. Madden, CFA	Co-Chief Investment Officer – US Small-Mid Cap Value Equity	July 2012
Christopher S. Beck, CFA*	Senior Managing Director	May 1997
Steven G. Catricks, CFA	Senior Portfolio Manager	July 2012
Michael Foley, CFA	Senior Portfolio Manager	July 2019
*Effective on or about July 31, 2022, Christopher S. Beck will be retiring from the Manager and no longer be a portfolio manager of the Series.

Effective immediately, the following replaces the biographical information in the section entitled “Who manages the Series — Portfolio managers”:

Kelley M. Carabasi and Kent P. Madden have primary responsibility for making day-to-day investment decisions for the Series. Ms. Carabasi and Mr. Madden regularly consult with Steven G. Catricks, Michael Foley, and Christopher S. Beck until his retirement from the Manager on or about July 31, 2022.

Kelley M. Carabasi, CFA Co-Chief Investment Officer — US Small-Mid Cap Value Equity
Kelley M. Carabasi is a co-CIO of the firm’s US Small-Mid Cap Value Equity team, a role she assumed in January 2022. She assumed portfolio management responsibilities in July 2012. She joined the team in July 2005 as an equity analyst. Prior to joining Macquarie Asset Management (MAM) she participated in Lincoln Financial Group’s rotational Professional Development Program for three years. Carabasi earned a bachelor's degree in finance from Georgetown University and an MBA from The Wharton School of the University of Pennsylvania.

Kent P. Madden, CFA Co-Chief Investment Officer — US Small-Mid Cap Value Equity
Kent P. Madden is a co-CIO of the firm’s US Small-Mid Cap Value Equity team, a role he assumed in January 2022. He assumed portfolio management responsibilities in July 2012. He joined the team in

December 2004 as an equity analyst and was promoted to senior equity analyst in October 2010. Prior to joining Macquarie Asset Management (MAM) he was an equity analyst at Gartmore Global Investments. He has also worked as an equity analyst for Federated Investors, where he gained experience covering small-capitalization consumer stocks, and Lehman Brothers as a corporate finance analyst. Madden holds a bachelor’s degree in economics from DePauw University and an MBA from the University of Chicago.

Christopher S. Beck, CFA Senior Managing Director
Christopher S. Beck is a senior managing director for the firm’s US Small-Mid Cap Value Equity team, a role he transitioned to in January 2022 after 24 years as the team’s chief investment officer. Beck contributes to the team’s strategy and allocation discussions and provides insight on companies and sectors for the team’s US Small-Mid Cap Value Equity portfolios. Prior to joining Macquarie Asset Management (MAM) in 1997, he was vice president at Pitcairn Trust from 1995 to 1997, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the University of Delaware from 1992 to 1995 and held management positions during his seven years at Cypress Capital Management and four years at Wilmington Trust. Beck earned a bachelor’s degree at the University of Delaware and an MBA from Lehigh University, and he is a member of the CFA Society of Philadelphia and past president of the Wilmington Society of Securities Analysts.

Steven G. Catricks, CFA Senior Portfolio Manager
Steven G. Catricks is a senior portfolio manager for the US Small-Mid Cap Value Equity team. He assumed portfolio management responsibilities in July 2012. He joined the team in October 2010 as a senior equity analyst. Prior to joining the US Small-Mid Cap Value Equity team, he was a portfolio manager for the firm’s Strategic Small-Cap Value team. He joined Macquarie Asset Management (MAM) in 2001 as an equity analyst for the firm’s Emerging Growth Equity team. Previously, Catricks was an equity analyst at BlackRock Financial from 1999 to 2001. He also worked at Dow Jones/Factiva and GE Aerospace/Lockheed Martin. He started his career as a systems engineer at the Naval Air Development Center, where he spent 15 years. Catricks holds a bachelor’s degree in electrical engineering from Drexel University and a master’s degree in engineering from the University of Pennsylvania. Catricks is a member of the Institute of Electrical and Electronics Engineers.

Michael Foley, CFA Senior Portfolio Manager
Michael Foley is a senior portfolio manager for the US Small-Mid Cap Value Equity team. He assumed portfolio management responsibilities in July 2019. He joined Macquarie Asset Management (MAM) in February 2015 as a senior equity analyst for the US Small-Mid Cap Value Equity team. Prior to joining the firm, Foley was an associate at Patriot Financial Partners, a private equity firm, from August 2011 to February 2015, focusing on the analysis of companies in the financial services sector. He started his career with Janney Montgomery Scott where he worked as an investment banking analyst within the financial institutions group from August 2009 to August 2011. Foley earned a bachelor’s degree in economics with dual concentrations in finance and accounting from The Wharton School of the University of Pennsylvania. Foley is on the board of directors of the McNamee Scholars Program.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Series.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated January 27, 2022.